UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2010

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Nevada	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On August 31, 2010, the Registrant entered into and closed, subject to certain conditions, an Agreement and Plan of Merger (the “Agreement”) with Q5Group, Inc., a California corporation (“Q5”).

Pursuant to the Agreement, the Registrant will acquire all of the capital stock of Q5 and merge with Q5, whereby the Registrant will be the surviving entity and Q5 will cease to exist.  In consideration for all of Q5’s capital stock, the Registrant shall pay to Q5, subject to certain conditions described below (a) the sum of $200,000 in cash, and (b) such number of shares of Registrant’s common stock (“Shares”) equal to $800,000, based on the 5-day average closing price of the common stock for the five days prior to the Closing Date, as stated on the OTC Bulletin Board (“OTC Price”).  The Registrant will also enter into employment agreements with three of the principals of Q5.  These employment agreements contain cash and stock option bonuses, and stock option incentives based on achieving certain target revenues.

The purchase price shall be paid as follows: (a) at the Closing, $125,000 in cash and within ten days of Closing, delivery of such number of Shares equal to $500,000 based on the OTC Price, (b) at the thirteenth month after Closing, if a minimum of $4,000,000 in gross revenue is achieved by the Q5 Unit of Premier, such number of Shares equal to $150,000 based on the OTC Price, and (c) at the thirteenth month after Closing, if a minimum of $4,000,000 in gross revenue is achieved by the Q5 Unit of Premier and such Unit meets a minimum gross margin of 30%, (i) such number of Shares equal to $150,000 based on the OTC Price, and (ii) payment of $75,000 in cash.

Section 2 – Financial Information

Item 2.01Completion of Acquisition or Disposition of Assets.

The disclosure under Item 1.01 above is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The Registrant intends to file by amendment the financial statements of Q5 required by this item no later than 71 days after the date that this report on Form 8-K must be filed.

(b)Pro forma financial information

The Registrant intends to file by amendment the required pro forma financial information no later than 71 days after the date that this report on Form 8-K must be filed.

(d)Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this report

10.1Agreement and Plan of Merger dated August 31, 2010, between the registrant, Premier
Alliance Group, Inc., and Q5Group, Inc.
.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: September 01, 2010	By:	/s/ Mark S. Elliott
Mark S. Elliott
President